Exhibit 10.01




                                            January 1, 2001


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17,1979, June 16,1981, May 10,
1983, May 10, 1984, October 15,1985, February 24, 1987, October 14, 1988,
March 1, 1990, October 22, 1992 and October 18, 1994, February 20, 1996 and November 3, 1998 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 2002 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $800,000 per annum for the extension period January 1, 2001 through December 31, 2002. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.





Mr. Laurence A. Tisch
January 1, 2001
Page 2

     4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:   /s/ Barry Hirsch
                                               ----------------------
                                                    Barry Hirsch
                                                Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch






                                            November 3, 1998


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, May 10,
1983, May 10, 1984, October 15, 1985, February 24, 1987, October 14, 1988,
March 1, 1990, October 22, 1992 and October 18, 1994 and February 20, 1996 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 2000 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $975,000 per annum for the extension period January 1, 1998 through December 31, 2000. Your Basic Salary for the balance of 1998 will remain at the rate of $975,000 per annum. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.





Mr. Laurence A. Tisch
November 3, 1998
Page 2

     4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

     5. The Company shall pay to you annually an amount equal to any difference between your available "flexdollars" amount under the Company's Beneflex employee benefit program and a greater flexdollars amount calculated on a basis which includes incentive based compensation awarded in relation to an applicable year under the Compensation Plan, after taking into account your annual "Beneflex" elections. For purposes of such calculations, incentive based compensation may be assumed to be payable in the amount of your "Cap" for the applicable year under the Compensation Plan, subject to appropriate adjustment in relation to incentive compensation actually awarded under the Compensation Plan. Other employee benefits, such as life insurance, provided by the Company will be based on your Basic Salary.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION


                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                      Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            February 20, 1996


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May l0, 1977, July l7, 1979, June l6, 1981, May l0,
1983, May l0, 1984, October l5, 1985, February 24, 1987, October 14, 1988,
March 1, 1990, October 22, 1992 and October 18, 1994 (the "Employment
Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 1998 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $1,750,000 per annum for the period January 1, 1996 through May 31, 1996. For the period June 1, 1996 through December 31, 1996, your Basic Salary shall be in the amount of $975,000, less amounts theretofore paid as Basic Salary for the calendar year 1996. For the calendar years 1997 and 1998 Basic Salary shall be paid to you at the rate of $975,000 per annum. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. In addition to receipt of Basic Salary under the Employment Agreement, in the event the Company's shareholders approve the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan"), you shall participate in and shall receive incentive compensation under the Compensation Plan as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.





Mr. Laurence A. Tisch
February 20, 1996
Page 2

     4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

     5. The Company shall pay to you annually an amount equal to any difference between your available "flexdollars" amount under the Company's Beneflex employee benefit program and a greater flexdollars amount calculated on a basis which includes incentive based compensation awarded in relation to an applicable year under the Compensation Plan, after taking into account your annual "Beneflex" elections. For purposes of such calculations, incentive based compensation may be assumed to be payable in the amount of your "Cap" for the applicable year under the Compensation Plan, subject to appropriate adjustment in relation to incentive compensation actually awarded under the Compensation Plan. Other employee benefits, such as life insurance, provided by the Company will be based on your Basic Salary.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:     /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence a. Tisch
-----------------------
Laurence A. Tisch





                                            October 18, 1994


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, May 10,
1983, May 10, 1984, October 15, 1985, February 24, 1987, October 14, 1988,
March 1, 1990 and October 22, 1992 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1996 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective November 1, 1994, of $1,750,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. Effective November 1, 1994, and for so long as you are devoting a principal amount of your time to CBS Inc. ("CBS"), the Basic Salary shall be reduced to the rate of $750,000 per annum.





Mr. Laurence A. Tisch
October 18, 1994
Page 2

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION


                                            By:     /s/ Barry Hirsch
                                               -------------------------
                                                      Barry Hirsch
                                                  Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            October 22, 1992


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, May 10,
1983, May 10, 1984, October 15, 1985, February 24, 1987, October 14, 1988 and
March 1, 1990 (the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1994 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective November 1, 1992, of $1,500,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. Effective November 1, 1992, and for so long as you are devoting a principal amount of your time to CBS Inc. ("CBS"), the Basic Salary shall be reduced to the rate of $550,000 per annum.





Mr. Laurence A. Tisch
October 22, 1992
Page 2

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                      Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            March 1, 1990


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

     Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, May 10,
1983, May 10, 1984, October 15, 1985, February 24, 1987 and October 14, 1988
(the "Employment Agreement").

     This will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1992 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

     2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective March 1, 1990, of $1,250,000 per annum, subject to such increases as the Board of Directors of the company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

     3. Effective March 1, 1990, and for so long as you are devoting a principal amount of your time to CBS Inc. ("CBS"), the Basic Salary shall be reduced to the rate of $300,000 per annum.





Mr. Laurence A. Tisch
March 1, 1990
Page 2

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                      Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





BARRY HIRSCH
Senior Vice President
Secretary & General Counsel

                                            October 14, 1988


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

          Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16,
1981, May 10, 1983, May 10, 1984, October 15, 1985 and February 24, 1987 (the
"Employment Agreement").

          This will confirm our agreement that the Employment Agreement is amended as follows:

          1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 31, 1990 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

          2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement, effective October 15, 1988, of $950,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

          3. For so long as you are devoting a principal amount of your time to CBS Inc. ("CBS"), the Basic Salary shall be reduced to the rate of $200,000 per annum.





Mr. Laurence A. Tisch
October 14, 1988
Page 2

          4. In addition to the provisions of paragraph 2 of the February 24, 1987 amendment to the Employment Agreement, in determining your Supplemental Benefits, you will be deemed to be a "full-time employee" (as such term is defined in the Retirement Plan for Employees of Loews Corporation) of the Company for any period of time during the term of this Employment Agreement during which you may be devoting a principal amount of your time to CBS.

          Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

          If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                 Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





BARRY HIRSCH
Vice President
Secretary & General Counsel

                                            February 24, 1987


Mr. Laurence A. Tisch
Island Drive
North Manurising Island
Rye, New York 10580

Dear Mr. Tisch:

          Reference is made to your Employment Agreement (the "Employment Agreement") with Loews Corporation (the "Company"), dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, May 10, 1983, May 10, 1984 and October 15, 1985.

          You are presently serving, with the Company's consent, as a director, President and Chief Executive Officer of CBS Inc. ("CBS").

          This will confirm our agreement that the Employment Agreement is amended as follows:

          1. For so long as you are devoting a principal amount of your time to CBS, your basic salary of $750,000 per annum (the "Basic Salary") under the Employment Agreement will be reduced, effective as of February 16, 1987, to the rate of $200,000 per annum (the "Modified Salary").

          2. Notwithstanding the foregoing, (a) in determining your Supplemental Benefits (as defined in the Employment Agreement), for purposes of clause (i) of paragraph 3 of the July 17, 1979 amendment to the Employment Agreement, the reduction in salary will not be considered in determining the retirement benefits which you would be entitled to receive under the Plan (as defined in the Employment Agreement) and (b) any Supplemental Benefits payable to you will be reduced by any retirement benefits actually paid to you under retirement plans of CBS Inc.

          3. The Company agrees to pay to you, annually, the amount by which your available "flexdollars" amount Under the Company's Beneflex employee benefit program is





Mr. Laurence A. Tisch
February 24, 1987
Page 2

reduced as a result of the foregoing reduction in salary, after taking into Account your annual "Beneflex" elections. Other employee benefits, such as life insurance, provided by the Company will be based on your Modified Salary so long as the Modified Salary remains in effect.

          Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

          If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                    Barry Hirsch
                                               Senior Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





BARRY HIRSCH
Vice President
Secretary & General Counsel

                                            October 15, 1985


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

          Reference is made to your Employment Agreement (the "Employment Agreement") with Loews Corporation (the "Company"), dated March 1, 1971, as amended, by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, May 10, 1983 and May 10, 1984.

          This will confirm our agreement that the Employment Agreement is amended as follows:

          1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including October 14, 1988 upon all the terms, conditions and provisions of the Employment Agreement as hereby amended.

          2. You shall be paid a basic salary for your services under and pursuant to the Employment Agreement, effective October 15, 1985, of $750,000 per annum, subject to such increases as the Board of Directors of the Company, in its sole discretion may from time to time determine. Such basic salary shall be exclusive of fees received by you as a director and as a member of committees of the Boards of Directors of CNA Financial Corporation and its subsidiaries.

          Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

          If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy





Mr. Laurence A. Tisch
October 15, 1985
Page 2

of this Letter Agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:     /s/ Barry Hirsch
                                               -------------------------
                                                     Barry Hirsch
                                                    Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            May 10, 1984


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

          Reference is made to your employment agreement (the "Theatres Employment Agreement"), with Loew's Theatres, Inc., a New York corporation ("Theatres"), dated May 1, 1960, as amended and supplemented by agreements dated April 17, 1963, April 1, 1965, February 28, 1968 and May 29, 1968.
Reference is also made to your employment agreement (the "Loews Employment Agreement") with Loews Corporation, a Delaware corporation ("Loews"), dated March 1, 1971, as amended and supplemented by agreements dated February 22, 1974, March 1, 1976, May 10, 1977, July 17, 1979, June 16, 1981, and May 10,
1983. Under the Loews Employment Agreement, Loews, among other things, assumed the obligation of Theatres to make certain payments to you (the "Deferred Payments") under paragraph 5 of the Theatres Employment Agreement commencing with the termination of your active employment.

This will confirm our agreement as follows:

          1) Upon the execution of this letter agreement, Loews shall pay to you the sum of $281,500, less applicable withholding taxes, in full and complete settlement of any obligation of Loews or Theatres to make Deferred Payments.

          2)  In consideration of the foregoing, you hereby agree that:

             (a) for a period of ten years and forty-three weeks commencing with the termination of your active employment with Loews you will render such services of an advisory nature as the Board of Directors of Loews shall request and your health will permit (such services to be rendered at such times and places as shall be mutually convenient and after reasonable notice to you) and you will not be employed by or engaged in any business which is in





Mr. Laurence A. Tisch
May 10, 1984
Page 2

direct or substantial competition with the business of Loews at any time during such period; and

             (b) the period of your employment under and pursuant to the Loews Employment Agreement is hereby extended for an additional period through and including February 28, 1987 upon the terms, conditions and provisions of the Loews Employment Agreement.

          Except as herein modified or amended, the Loews Employment Agreement shall remain in full force and effect.

          Our check in the sum of $281,500, less applicable withholding taxes, referred to above, is enclosed with this letter.

          If the foregoing is in accordance with your understanding, please sign the enclosed duplicate copy of this letter acknowledging receipt of our check and your agreement to the terms and provisions of this letter and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By    /s/ Barry Hirsch
                                              -------------------------
                                                     Barry Hirsch
                                                    Vice President


RECEIPT ACKNOWLEDGED

ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            May 10, 1983


Mr. Laurence.A. Tisch
Island Drive
North Manursing Island
Rye, New York  10580

Dear Mr. Tisch:

     Reference is made to your employment agreement (the "Employment Agreement") with Loews Corporation (the "Company") dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977, July 17, 1979 and June 16, 1981.

     In connection therewith, this will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including February 28, 1986, upon all the terms, conditions and provisions of the Employment Agreement as hereby amended.

     2. You shall be paid a basic salary for your services under and pursuant to the Employment Agreement, effective May 30, 1983, of $634,400 per annum, subject to such increases as the Board of Directors of the Company in its sole discretion may from time to time determine. Such basic salary shall be exclusive of fees received by you as a director and as a member of committees of the Boards of Directors of CNA Financial Corporation and its subsidiaries.

     Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.





Mr. Laurence A. Tisch
May 10, 1983
Page 2

     If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this letter agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                    Barry Hirsch
                                                   Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            June 16, 1981


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

          Reference is made to your employment agreement (the "Employment Agreement") with Loews Corporation (the "Company") dated March 1, 1971, as amended by agreements dated February 27, 1974, March 1, 1976, May 10, 1977 and July 17, 1979.

          In connection therewith, this will confirm our agreement that the Employment Agreement Is amended as follows:

          1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including February 28, 1984, upon all the terms, conditions and provisions of the Employment Agreement as hereby amended.

           2. You shall be paid a basic salary for your services under and pursuant to the Employment Agreement, effective June 15, 1981, of $520,000 per annum, subject to such increases as the Board of Directors of the Company in its sole discretion may from time to time determine. Such basic salary shall be exclusive of fees received by you as a director and as a member of committees of the Boards of Directors of CNA Financial Corporation and its subsidiaries.





Mr. Laurence A. Tisch
June 16, 1981
Page 2

          Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

          If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this letter agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Barry Hirsch
                                               -------------------------
                                                    Barry Hirsch
                                                   Vice President


ACCEPTED AND AGREED TO:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            July 17, 1979


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York 10580

Dear Mr. Tisch:

Reference is made to your employment agreement (the "Employment Agreement") with Loews Corporation (the "Company" dated May 10, 1977, which incorporates provisions of the employment agreement with you dated March 1, 1971, as amended by agreements dated February 27, 1974 and March 1, 1976.

In connection therewith this will confirm our agreement that the Employment Agreement is amended as follows:

     1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including February 28, 1982, upon all the terms, conditions and provisions of the Employment Agreement as hereby amended.

     2. You shall be paid a basic salary for your services under and pursuant to the Employment Agreement, effective June 4, 1979, of $4l6,000 per annum, subject to such increases as the Board, of Directors of the Company in its sole discretion may from time to time determine. Such basic salary shall be exclusive of fees received by you as a director and as a member of committees of the Boards of Directors of CNA Financial Corporation and its subsidiaries.

     3. The Company hereby agrees to pay to you or your spouse and/or other beneficiary (the Recipient") designated under the Retirement Plan for Employees




Mr. Laurence A. Tisch          - 2 -             July 17, 1979

of Loews Corporation (the "Plan") supplemental retirement benefits ("Supplemental Benefits") in an amount equal to the amount, if any, by which
(i) retirement benefits which the Recipient would be entitled to receive under the Plan, without giving effect to Section 4.08 of the Plan and the Erisa Limit defined below, would exceed (ii) retirement benefits actually paid to the Recipient under the Plan as limited by Section 4.08 of the Plan and the Erisa Limit. The Supplemental Benefits shall be paid by the Company from its general funds and not from any funds or assets held under the Plan and the Company shall not be obligated to deposit or set aside any funds for the payment thereof. The Supplemental Benefits shall be paid by the Company at the same times and on the same terms (as nearly as may be practicable) as the Recipient is entitled to receive retirement benefits from the Plan, except to the extent withholding for taxes may be applicable. As used herein, the term "Erisa Limit" shall mean the maximum annual retirement benefit allowed under
Section 415, as adjusted from time to time pursuant to Section 415(d), of the Internal Revenue Code of 1954 as amended to the date hereof.

Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this letter agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,
                                            LOEWS CORPORATION


                                            By:    /s/ Barry Hirsch
                                               -------------------------


Accepted and Agreed to:



/s/ Laurence A. Tisch
------------------------





                                            May 10, 1977


Mr. Laurence A. Tisch
Island Drive
North Manursing island
Rye, New York

Dear Mr. Tisch:

You have previously entered into an employment agreement with Loews Corporation (the "Company") dated March 1, 1971, as amended by agreements dated February 27, 1974 and March l, 1976 (the agreements dated March 1, 1971 February 27, 1974 and March 1. 1976 being hereinafter referred to as the "Employment Agreement").

In connection therewith, this will confirm our agreement as follows:

     1. The Company does hereby engage and agree to employ your services, in an executive capacity, for a period of three years from March 1, 1977 to February 29, 1980; and, you accept such employment and agree that you will perform the duties which you now perform as well as such other duties as may be required of you from time to time by the Board of Directors of the Company in keeping with the character of the duties you now perform.

     2. Your employment hereunder shall be on the same terms and conditions as those of the Employment Agreement, except that you shall be paid a basic salary for your services, effective March 1, 1977, of $327,600 per annum, subject to such increases as the Board of Directors of the Company in its sole discretion may from time to time determine. Such basic salary reflects the discontinuance effective March 1, 1977 of the non-accountable expense allowance previously received by you at the rate of $300 per week.





Mr. Laurence A. Tisch            2               May 10, 1977


     3. Such basic salary shall be exclusive of fees received by you as a director and as a member of committees of the Boards of Directors of CNA Financial Corporation and it's subsidiaries.

     4. It is understood that you may continue to devote a reasonable portion of your time and attention to the supervision of your own investments, to charitable and civic activities and to memberships on the Boards of Directors or Trustees of other non-competitive companies or organizations, to the extent the foregoing does not (a) require a significant portion of your time or (b) interfere or conflict in any way with the performance of your services hereunder.

If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this letter agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By:    /s/ Lester Pollack
                                               -------------------------
                                                Executive Vice President


Accepted and Agreed to:



/s/ Laurence A. Tisch
-----------------------
Laurence A. Tisch





                                            March 1, 1976


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York

Dear Mr. Tisch:

You have previously entered into an employment agreement with Loews Corporation (the "Company") dated March 1 1971 as amended and extended by agreement dated February 27, 1974 (the agreements dated March 1, 1971 and February 27, 1974 are hereinafter referred to as the "Employment Agreement").

Pursuant to the terms of the agreement dated February 27, 1974, the Board of Directors of the Company has determined, and you are agreeable, that the basic compensation for your services under the Employment Agreement, for the period March 1, 1976 through and including February 28, 1977, be increased to the rate of $260,000.00 per annum.

In addition to such basic compensation, you shall continue to receive an expense allowance at the rate of $300.00 a week and you shall not be required to account to the Company, by voucher, or otherwise, for the expenditure of such allowance.

Except as amended herein, the Employment Agreement is ratified and confirmed in all respects, and continued in full force and effect for the remainder of the term of the Employment Agreement.

If the foregoing is in accordance with our understanding, please sign the enclosed duplicate copy of this letter





Mr. Laurence A. Tisch                 2                     March 1, 1976


agreement at the place indicated below and return same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By: /s/ Lester Pollack
                                               -------------------------


Accepted and Agreed:



/s/ Laurence A. Tisch
---------------------
Laurence A. Tisch





                                            February 27, 1974


Mr. Laurence A. Tisch
Island Drive
North Manursing Island
Rye, New York

Dear Mr. Tisch:

This will confirm the understanding between US that, as of the date set forth above, the employment agreement between you and Loews Corporation (the "Company") dated March 1, 1971 (the "Employment Agreement") is hereby extended for an additional period commencing February 28, 1974 through and including February 28, 1977.

The foregoing extension shall be upon the same terms and conditions contained in the Employment Agreement and at the same remuneration provided thereunder, except that the compensation for your services for the period commencing March 1, 1976 through and including February 28, 1977 shall be subject to review by the Board of Directors of the Company and, if the Board of Directors in its sole discretion (you and Preston R. Tisch not participating) shall so determine, to such revision for such period as you and the Company may agree upon.

During such additional period you may continue to devote a reasonable portion of your time and attention to the supervision of your own investments, to charitable and civic activities, and to membership on the Board of Directors or Trustees of other non-competitive companies or organizations, to the extent the foregoing does not (a) require a significant portion of your time or (b) interfere or conflict in any way with the performance of your services under the Employment Agreement.

If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this





Mr. Laurence A. Tisch                      2               February   , 1974

letter agreement at the place indicated below and return the same to us for our records.


                                            Very truly yours,

                                            LOEWS CORPORATION



                                            By: /s/ Lester Pollack
                                               -------------------------
                                                     Lester Pollack
                                                 Senior Vice President


Accepted and Agreed:



/s/ Laurence A. Tisch
---------------------
Laurence A. Tisch





          AGREEMENT MADE as of the first day of March, 1971 between LOEWS CORPORATION ("the Company") and LAURENCE A. TISCH ("Tisch").


                         W I T N E S S E T H:
                         - - - - - - - - - -


          WHEREAS, Tisch is Chairman of the Board and Chief Executive Officer of the Company and of Loew's Theatres, Inc. ("Loew's"), its wholly-owned subsidiary; and

          WHEREAS, it is desirable that the Company be assured of Tisch's continued services for the period and upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. The Company does hereby engage and employ Tisch's services, in an executive capacity, for at least the major portion of his time, for a period of three (3) years from March 1, 1971 to February 28, 1974.

          2. Tisch accepts such employment and agrees that he will perform the duties which he now performs as well as such other duties as may be required of him from time to time by the Board of Directors in keeping with the character of the duties he now performs. His office will be in New York City.

                                       -2-

          3. Tisch hereby agrees that during the term hereof he will not render services for any person, firm or corporation other than the Company or its subsidiary and affiliated corporations; provided, however, that Tisch may serve as a director or officer of any one or more of the corporations listed on Exhibit A hereto, and may render services in such capacities if such services do not, in the aggregate, (a) require a significant portion of Tisch's time or (b) interfere or conflict in any way with the performance of Tisch's services under this agreement.

          4. As compensation for all of his services hereunder, the Company will pay Tisch, during the term of his employment, a salary at the rate of Two Hundred-Eight Thousand ($208,000) Dollars per annum, payable in accordance with the Company's customary payroll practices.

          5. Nothing contained in this agreement or elsewhere shall be deemed to affect Tisch's rights to deferred compensation accrued under the Employment Agreement dated as of May 2, 1960, as amended, between Tisch and Loew's ("the earlier agreement"), it being further understood and agreed that (a) the Company hereby assumes the obligations now imposed on Loew's under paragraph 5 of the earlier agreement and promises and covenants to make all presently accrued payments and to perform all conditions of said paragraph 5 of the earlier agreement by Loew's to be kept and performed expressly adopting for itself the provisions of said paragraph 5 with

                                        -3-

respect to all deferred compensation rights presently accrued, and (b) Tisch acknowledges that he will not be entitled to deferred compensation for any services rendered or performed after February 28, 1971.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


                                            LOEWS CORPORATION





(Corporate Seal)                            By: /s/ Herbert A. Hofmann
                                               -------------------------
                                                   Herbert A. Hofmann
                                                 Senior Vice President



                                                /s/ Laurence A. Tisch
                                               -------------------------
                                                   Laurence A. Tisch